Selected Quarterly Financial Data (unaudited) (SQN AIF III GP, LLC)	12 Months Ended
Dec. 31, 2011
SQN AIF III GP, LLC
Selected Quarterly Financial Data (unaudited)

11.  Selected Quarterly Financial Data (unaudited)

The following table is a summary of selected financial data, by quarter:

	Quarterly Information (unaudited)				Year Ended December 31,
	March 31,	June 30,	September 30,	December 31,	2011
Total revenue	$—	$934	$47,561	$146,335	$194,830

Net loss allocable to Limited Partners	$(28,988)	$(174,657)	$(369,300)	$(94,419)	$(667,364)

Weighted average number of limited partnership interests outstanding	—	1,886.00	1,756.00	1,313.70	4,955.70

Net loss attributable to Limited Partners per weighted average number of limited partnership	$—	$(92.61)	$(77.46)	$35.40	$(134.67)